UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2014 (May 21, 2014)

United Realty Trust Incorporated

 (Exact Name of Registrant as Specified in Its Charter)

Maryland

 (State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street

New York, NY 10004

 (Address, including ZIP code, of Principal Executive Offices)

(212) 388-6800

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

United Realty Trust Incorporated (the “Company”) previously filed a Current Report on Form 8-K on May 28, 2014 (the “Original Form 8-K”) reporting the acquisition by United Realty Capital Operating Partnership L.P., the Company’s operating partnership, through a special purpose entity, of the fee simple interest in a commercial property located at 945 82nd Parkway in Myrtle Beach, South Carolina (the “property”).  This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K to provide (i) the financial information related to such acquisition required by Item 9.01 and (ii) certain additional information with respect to such acquisition. No other changes have been made to the Original Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The following two paragraphs are added to the end of the disclosure under Item 2.01 of the Original Form 8-K.

 In evaluating the property as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company has considered a variety of material factors including: location; demographics; credit quality of the tenants; duration of the in-place leases; strong occupancy and the fact that the overall rental rates are comparable to market rates; expenses; utility rates; ad valorem tax rates; maintenance expenses; the level of competition in the rental market; and the lack of required capital improvements.

 The Company believes that the property is well located, has acceptable roadway access and is well maintained. The property is subject to competition from other properties within its respective market area, and the economic performance of the tenants in the property could be affected by changes in local economic conditions. The Company did not consider any other factors material or relevant to the decision to acquire the property, nor, after reasonable inquiry, is the Company aware of any material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

Independent Auditors’ Report

To the Board of Directors and Stockholders
United Realty Trust Incorporated

We have audited the accompanying financial statement of the property known as United 945 82nd Parkway LLC, located in Myrtle Beach, South Carolina (the “Property”) which comprise the statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O’Connor Davies
a division of O’Connor Davies, LLP
New York, New York
July 28, 2014

United 945 82nd Parkway LLC

     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2013	Three Months Ended March 31, 2014 (Unaudited)
Revenues
Rental income (note 4)	$1,161	$289
Recoveries from tenants (note 4)	347	91
Total revenues	1,508	380

Certain Expenses
Real estate taxes	71	18
Utilities	122	27
General and administrative	8	1
Repairs and maintenance	104	28
Insurance	42	17
Total certain expenses	347	91

Excess of revenues over certain expenses	$1,161	$289

See accompanying notes to statement of revenues and certain expenses.

United 945 82nd Parkway LLC

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 (AUDITED)

AND THREE MONTHS ENDED MARCH 31, 2014 (UNAUDITED)

1.	Business and Organization

United 945 82nd Parkway LLC (the “Property”) is a two-story medical office building located in Myrtle Beach, South Carolina. The Property has an aggregate gross rentable area of approximately 44,320 square feet and approximately 220 onsite outdoor parking spaces. The Property was completed in 1999. The Property is currently 100% leased to three tenants, all medical service providers. As of March 31, 2014, each tenant occupied more than 10% of the rentable square footage of the property. At March 31, 2014, the first lease requires annualized rental income of approximately $338,000, is subject to 3.0% annual increases, expires in May 2020 and has no renewal option. The second lease requires annualized rental income of approximately $418,500, is subject to 2.0% - 4.0% annual increases based on CPI, expires in December 2019 and has two five-year renewal options by the tenant. The third lease requires annualized rental income of approximately $394,000, is subject to 2.0% - 4.0% annual increases based on CPI, expires in December 2019 and has two five-year renewal options by the tenant.

On May 21, 2014, the Property was acquired by United Realty Capital Operating Partnership L.P. (“Buyer”), the operating partnership of United Realty Trust Incorporated (the “Company”).

2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement does not include operating expenses which are the responsibility of the tenant. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenue and certain expenses for the three-month period ended March 31, 2014 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with Rule 3-14 of Regulation S-X. All such adjustments are of a normal recurring nature.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.	Leases

The Property is subject to non-cancelable lease agreements through May 2020. Two tenants, with non-cancelable lease agreements expiring in December 2019, have two five-year renewal options. As of December 31, 2013, the future minimum rentals on the non-cancelable operating leases exclusive of the tenant extension options, is as follows:

Year ending December 31	Amounts

2014	$1,151,000
2015	1,177,000
2016	1,204,000
2017	1,232,000
2018	1,260,000
Thereafter	1,455,000
$7,479,000

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $24,200 and $2,000 for the year ended December 31, 2013 and three months ended March 31, 2014.

4. Concentrations

For each of the year ended December 31, 2013 and the three months March 31, 2014, the Company leased the Property to three tenants, each of which occupies more than 10% of the rentable square footage of the Property, and each of which contributes over 10% of total rental income.

5. Subsequent Events

The Company has evaluated subsequent events through July 28, 2014, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

UNITED REALTY TRUST INCORPORATED

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 are presented as if United Realty Trust Incorporated (the “Company”) had completed the acquisition of United 945 82nd Parkway LLC (the “Property”) on January 1, 2013. Additionally, the pro forma consolidated balance sheet as of March 31, 2014 has been presented as if the acquisition had been completed on March 31, 2014.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively. As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805. The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2013 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the three months ended March 31, 2014. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of March 31, 2014 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

UNITED REALTY TRUST INCORPORATED

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2014

(UNAUDITED)

(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$4,871	$2,907	(2)	$7,778
Building and improvements	16,426	11,629	(2)	28,055
	21,297	14,536		35,833
Less: accumulated depreciation	622	—		622
Real Estate Investments, net	20,675	14,536		35,211
Mortgage note receivable	1,500			1,500
Deferred charges, net	1,574			1,574
Deferred offering costs	1,032			1,032
Acquired lease intangible asset, net	2,066			2,066
Prepaid expenses	129			129
Tenant and other receivables, net	11			11
Other assets	408			408
Restricted cash	800			800
Cash and cash equivalents	424	(424	)(2)	—
Total assets	$28,619	$14,112		$42,731

LIABILITIES AND EQUITY

Liabilities:
Mortgage notes payable	$15,793	$10,300	(2)	$26,093
Preferred loans payable	—	3,800	(2)	3,800
Acquired lease intangible liability, net	788	—		788
Accounts Payable	194	—		194
Other liabilities	74	12		86
Total liabilities	16,849	14,112		30,961

Equity:
Preferred stock	50	—		50
Common stock	8	—		8
Additional-paid-in capital	7,225	—		7,225
Accumulated deficit	(3,976)	—		(3,976)
Total United Realty Trust Incorporated stockholders’ equity	3,307	—		3,307
Non-controlling interests	8,463	—		8,463
Total equity	11,770	—		11,770
Total liabilities and equity	$28,619	$14,112		$42,731

See accompanying notes to pro forma consolidated financial statements

UNITED REALTY TRUST INCORPORATED
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014

(UNAUDITED)
(in thousands, except share and per share data)

	Company Historical(1)	United 945 82nd Parkway LLC	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$723	$289	$6	(3)	$1,018
Recoveries from tenants	80	91	—		171
Other	1	—	—		1
Total revenues	804	380	6		1,190

Operating expenses
Property operating	142	72	—		214
Real estate taxes	93	18	—		111
Depreciation and amortization	270	—	73	(4)	343
General & administrative expenses	85	1	—		86
Acquisition related costs	1	—	—		1
Total operating expenses	591	91	73		755

Operating income (loss)	213	289	(67)		435

Non-operating (expenses)
Interest expense and other financing expenses	(222)	—	(123	)(6)	(345)
Preferred distributions			(121	)(7)	(121)
Net income (loss)	(9)	289	(311)		(31)

Non-controlling interests:
Net income attributable to non-controlling interests	(143)	—	—		(143)
Net Income (Loss) Attributable to United Realty Trust Incorporated	$(152)	$289	$(311)		$(174)

Pro forma weighted average shares outstanding Basic and diluted	727,928				727,928

Pro forma income (loss) per share Basic and diluted	$(0.21)				$(0.24)

See accompanying notes to pro forma consolidated financial statements

UNITED REALTY TRUST INCORPORATED
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

(UNAUDITED)
(in thousands, except share and per share data)

	Company Historical(1)	United 945 82nd Parkway LLC	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$2,088	$1,161	$25	(3)	$3,274
Recoveries from tenants	242	347	—		589
Total revenues	2,330	1,508	25		3,863

Operating expenses
Property operating	293	268	—		561
Real estate taxes	259	71	—		330
Depreciation and amortization	767	—	291	(4)	1,058
General & administrative expenses	1,051	8	—		1,059
Acquisition related costs	1,575	—	440	(5)	2,015
Total operating expenses	3,945	347	731		5,023

Operating income (loss)	(1,615)	1,161	(706)		(1,160)

Non-operating (expenses)
Interest expense and other financing expenses	(659)	—	(493	)(6)	(1,152)
Preferred distributions	—	—	(485	)(7)	(485)
Net income (loss)	(2,274)	1,161	(1,684)		(2,797)

Non-controlling interests:
Net income attributable to non-controlling interests	(418)	—	—		(418)
Net Income (Loss) Attributable to United Realty Trust Incorporated	$(2,692)	$1,161	$(1,684)		$(3,215)

Pro forma weighted average shares outstanding Basic and diluted	487,565				487,565

Pro forma income (loss) per shares outstanding Basic and diluted	$(5.52)				$(6.59)

See accompanying notes to pro forma consolidated financial statements

UNITED REALTY TRUST INCORPORATED
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2013 and three months ended March 31, 2014, respectively.
2.	Reflects the pro forma acquisition of the Property for approximately $14.5 million, exclusive of closing costs. The Company funded the acquisition as follows: (i) $10.3 million with a new first mortgage loan secured by the Property; (ii) $2.14 million cash from the Company’s Operating Partnership, inclusive of the issuance of $1.7 million of preferred units of limited partnership interest; and (iii) $2.1 million in preferred loans from an unaffiliated third party.
3.	Reflects the pro forma straight line rental adjustment assuming the Property had been acquired on January 1, 2013.
4.	Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the asset as follows (in thousands):

	Estimated Useful Life	For the Three Months Ended March 31, 2014 Depreciation Expense	Year Ended December 31, 2013 Depreciation Expense

Building	40 years	$73	$291

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property, excluding approximately $478 of financing-related costs.
6.	Reflects the pro forma adjustment to interest expense on the new first mortgage to reflect the new mortgage having been made on the first day of the period presented, using an interest rate of 4.788%.
7.	Reflects the pro forma adjustment to reflect distributions on the preferred loans assuming that they had been made on the first day of the period presented, using the stated interest rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Realty Trust Incorporated

Dated: August 4, 2014

	By:	/s/ Jacob Frydman
	Name:	Jacob Frydman
	Title:	Chief Executive Officer, Secretary and Chairman of the Board of Directors